UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 Current Report

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                  June 26, 2008
                Date of Report (Date of earliest event reported)

                     -------------------------------------

                          THE GREAT ATLANTIC & PACIFIC
                                TEA COMPANY, INC.
             (Exact name of registrant as specified in its charter)

          Maryland                          1-04141               13-1890974
(State or other jurisdiction of     (Commission file number)  (I.R.S. Employer
 incorporation or organization)                              Identification No.)

                                Two Paragon Drive
                           Montvale, New Jersey 07645
                    (Address of principal executive offices)

                                 (201) 573-9700
              (Registrant's telephone number, including area code)

                                 Not Applicable
         (Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
__ Written communications pursuant to Rule 425 under the Securities Act
   (17 CFR 230.425)
__ Soliciting material pursuant to Rule 14a-12 under the Exchange Act
   (17 CFR 240.14a-12)
__ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
   Act (17 CFR 240.14d- 2(b))
__ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
   Act (17 CFR 240.13e-4(c))
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Item 5.02(e) Departure of Directors or Certain Officers; Election of Directors;
Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

         At a special meeting of stockholders of The Great Atlantic & Pacific Tea Company, Inc. (the "Company") held on June 26, 2008 (the "Special Meeting"), the stockholders of the Company approved the Company's 2008 Long-Term Incentive and Share Award Plan (the "2008 LTIP"). A copy of the 2008 LTIP is included as Appendix B to the Company's Definitive Proxy Statement (the "Definitive Proxy Statement") that was filed with the Securities and Exchange Commission on June 3, 2008 and is incorporated by reference as Exhibit 10.1 to this Current Report on Form 8-K. The 2008 LTIP was adopted by the Company's Board of Directors (the "Board"), subject to stockholder approval. The 2008 LTIP became effective on June 26, 2008 as a result of its approval by the Company's stockholders. The total votes cast for this proposal represented a majority of the outstanding shares of the Company's common stock entitled to vote on such proposal. A total of 4,750,000 shares of the Company's common stock have been reserved for issuance pursuant to awards under the 2008 LTIP, subject to its anti-dilution provisions. All awards under the 2008 LTIP are granted at the discretion of the Human Resources & Compensation Committee of the Board.

         The material terms of the 2008 LTIP are summarized in the Definitive Proxy Statement under the caption "APPROVAL OF THE ADOPTION OF THE COMPANY'S 2008 LONG TERM INCENTIVE AND SHARE AWARD PLAN (PROPOSAL 4)." The information contained under the above-referenced caption in the Definitive Proxy Statement is incorporated herein by reference.

Item 8.01 Other Events

         Also at the Special Meeting, the Company's stockholders voted in favor of proposals providing for: (1) the amendment of the Company's Charter to increase the total number of shares of common stock which the Company has authority to issue from 80,000,000 shares to 160,000,000 shares; (2) the issuance of the Company's common stock pursuant to a net share settlement of the warrants issued in connection with the Company's convertible notes offering in December 2007; and (3) the issuance of an additional 1,577,569 shares of the Company's common stock pursuant to the share lending agreements entered into in connection with the Company's convertible notes offering in December 2007, which proposals were previously disclosed in the Definitive Proxy Statement. The total votes cast for proposal (1) above represented a two-thirds majority of the outstanding shares of the Company's common stock entitled to vote on such proposal. The total votes cast for proposals (2)and (3) above represented a majority of the outstanding shares of the Company's common stock entitled to vote on such proposals. Attached hereto as Exhibit 3.1 and incorporated herein by reference is the Company's Articles of Amendment and Restatement of the Articles of Incorporation.

Item 9.01.  Exhibits
         (d) Exhibits. The following exhibit is filed herewith:

Exhibit No. Description
-----------------------

3.1 Articles of Amendment and Restatement of the Articles of Incorporation of The Great Atlantic & Pacific Tea Company, Inc.

10.1 The Great Atlantic & Pacific Tea Company, Inc. Long-Term Incentive and Share Award Plan (incorporated by reference to Appendix B to the Company's Schedule 14A Definitive Proxy Statement, filed with the Securities and Exchange Commission on June 3, 2008).



                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   July 1, 2008


                            THE GREAT ATLANTIC & PACIFIC TEA COMPANY, INC.


                            By:    /s/ Allan Richards
                                   ------------------
                                   Allan Richards, Senior Vice President, Human
                                   Resources, Labor Relations, Legal Services &
                                   Secretary

                                  EXHIBIT INDEX

Exhibit No. Description

3.1 Articles of Amendment and Restatement of the Articles of Incorporation of The Great Atlantic & Pacific Tea Company, Inc.

                                                                  Exhibit 3.1

                      ARTICLES OF AMENDMENT AND RESTATEMENT

                                     OF THE


                            ARTICLES OF INCORPORATION

                                       OF

                 THE GREAT ATLANTIC & PACIFIC TEA COMPANY, INC.



         The Great Atlantic & Pacific Tea Company, Inc., a Maryland corporation (the "Corporation"), hereby certifies to the State Department of Assessments and Taxation of Maryland that:

         FIRST:   The Corporation desires to amend and restate its charter as currently in effect.

         SECOND: The charter of the Corporation is hereby amended and restated in its entirety to read as set forth on Exhibit A attached hereto and, upon acceptance for record of these Articles of Amendment and Restatement by the State Department of Assessments and Taxation of Maryland, the provisions set forth in these Articles of Amendment and Restatement will be all of the provisions of the charter of the Corporation as currently in effect.

         THIRD: The amendments to the Corporation's charter were advised by the Board of Directors at a meeting of the Board of Directors duly called and noticed at which a quorum of directors was at all times present and voting and approved by the stockholders at a special meeting of stockholders held on June 26, 2008, as required by law.

         FOURTH: This restatement of the charter of the Corporation has been authorized by the unanimous written consent of the entire board of directors.

         FIFTH: These Articles of Amendment and Restatement increase the authorized stock of the Corporation as set forth in Article VI of the attached Exhibit A. Immediately before the amendment, there were eighty-three million shares of stock authorized under the Corporation's charter, of which three million shares were Preferred Stock without par value and eighty million shares were common stock par value one dollar for an aggregate par value of all shares of all classes of eighty million dollars. The charter of the Corporation, as amended, authorizes the Corporation to issue one hundred sixty-three million shares of stock, of which three million shares are Preferred Stock without par value and one hundred sixty million shares are common stock par value one dollar for an aggregate par value of all shares of all classes of one-hundred sixty million dollars.

         SIXTH: These Articles of Amendment do not change the information contained in the Corporation's charter as required by subsection (b)(2)(i) of
Section 2-607 of the Maryland General Corporation Law.

         SEVENTH: The current address of the principal office of the Corporation is as set forth in Article IV of the attached Exhibit A.

         EIGHTH: The name and address of the Corporation's current resident agent is as set forth in Article IV of the attached Exhibit A.

         NINTH: The number of directors of the Corporation and the names of the directors currently serving on the Board of Directors are as set forth in
Article V of the attached Exhibit A.


         IN WITNESS WHEREOF, the Corporation has caused these presents to be signed in its name and on its behalf by its Senior Vice President and its corporate seal to be hereunder affixed and attested by its Secretary on this 1st day of July, 2008, and its Senior Vice President acknowledges that these Articles of Amendment and Restatement are the act and deed of the Corporation and, under the penalties of perjury, that the matters and facts set forth herein with respect to authorization and approval are true in all material respects to the best of her knowledge, information and belief.


ATTEST:
                                    THE GREAT ATLANTIC & PACIFIC
                                    TEA COMPANY, INC.


/s/Allan Richards    (SEAL          By:     /s/Brenda Galgano      (SEAL)
--------------------                        ------------------
Name: Allan Richards                Name:   Brenda Galgano
Title:  Secretary                   Title:  Senior Vice President & CFO

                                                                     EXHIBIT A



                 THE GREAT ATLANTIC & PACIFIC TEA COMPANY, INC.
                                   -----------

                                     CHARTER
                                   -----------

                                       I.

We, the subscribers, Royall Victor, Edward H. Green and Laurence A. Crosby, the post office address of all of whom is 49 Wall Street, New York, New York, all being of full age, do under and by virtue of the General Laws of the State of Maryland authorizing the formation of corporations, associate ourselves with the intention of forming a corporation.

                                       II.

The name of the corporation (which is hereinafter called the "Corporation") is:

                "THE GREAT ATLANTIC & PACIFIC TEA COMPANY, INC."

                                      III.

The purpose for which the Corporation is formed and the business or objects to be carried on and promoted by it are as follows:

         To buy, or otherwise acquire, import, manufacture, prepare for market, sell or otherwise dispose of, export and deal in and with, all kinds of teas, coffees, cocas, chocolates, soups, syrups, beverages, drinks and materials for the manufacture thereof, groceries, vegetables, fruits, meats, fish, all products of the farm or dairy foods and food products for human use or consumption, feed and feedstuffs for animal consumption, tobacco, waters, perfumes, fats, oils, soaps, and soap powders, candies, confections, gums of every kind and description whatsoever.

         To raise, breed, acquire, use, sell and otherwise deal in cattle, sheep, swine, horses and other livestock and poultry; to plant cultivate, raise, produce, use, acquire, sell and otherwise deal in vegetables, fruits, cereals and other products of the farm, plantation or garden; to buy, lease or otherwise acquire and to own, use, develop, operate, sell, let or otherwise dispose of plantations, pastures, farms of every kind and description, woodlands and any other land or any interest therein, to acquire, lease, own, use, operate, sell, let or otherwise dispose of fisheries and their products of every kind and description, and to acquire, manufacture, import, produce, prepare, use, export, sell or otherwise deal in any of the products or by-products of any of the foregoing and any other articles in which any of the said products or by-products form a component, part in any form whatsoever.

         To acquire, import, manufacture, produce, prepare for market, use, export, sell and deal and trade in labels, boxes, packages, containers of every material, glass, glass jars, glassware, earthenware, china, pottery, tin and tin-plate and cans.

         To construct, acquire, lease own, use, operate, sell, let and otherwise dispose of factories, mills, works, plants, and refineries of every kind and description for the manufacture and production of products of every kind and description.

         To construct, acquire, lease, own, use, operate, sell, let and otherwise dispose of ice-making plants, refrigerating and cold storage plants and refrigerator cars and buy, sell and deal in, the products and by-products thereof.

         To construct, acquire, lease, own, use, operate, sell, let and otherwise dispose of slaughter houses and packing houses of every description, grain or other elevators warehouses, hotels, dwelling, houses, garages, wharves, piers, docks and other buildings and structures, and ships, vessels, boats, automobiles, trucks and other vehicles for transportation.

         To maintain and conduct stores for the sale of any articles of commerce at wholesale or retail or both.

         To carry on the business of warehousing and all business incidentals thereto, including the issuing of warehouse receipts, negotiable or otherwise and the making of advances or loans upon the security of goods warehoused.

         To manufacture, purchase or otherwise acquire, own, mortgage, pledge, sell, assign and transfer or otherwise dispose of, invest, trade, deal in and deal with goods, wares and merchandise and real and personal property of every class and description.

         To acquire, lease, hold, use, sell, assign, let, grant licenses in, respect of, mortgage, pledge or otherwise dispose of letters patent of the United States of America or any foreign country, patent rights, licenses, privileges, inventions, improvements, processes, formulae, copyrights, trade-marks, trade names and brands, relating to or useful in connection with any business of the Corporation.

         To act as commission agent or as general or special agent.

         To acquire the goodwill, rights, property and assets of any, and all kinds of any individual, firm, association or corporation and to pay for the same in cash, stock, bonds, debentures, securities or other property of this Corporation or otherwise in any manner permitted by law.

         To acquire by purchase, subscription or otherwise and to invest in, hold, sell, assign, or otherwise dispose of, mortgage of, pledge bonds or other obligations or securities of any individual, firm, association, government or subdivision thereof and stocks, bonds, securities or other obligations of any other corporation or corporations, to exchange therefor its stock, bonds or other obligations, as well as any other of its property, in any manner permitted by law, and as owner of any such stocks, bonds, securities or other obligations to exercise all the rights, powers and privileges of ownership including the right to vote thereon for any and all purposes to assist individuals, firms, associations or corporations by subscribing to capital or otherwise, to make loans to or otherwise aid any individual, firm, association or corporation, to make or give any guarantee of or respecting stocks, securities, bonds, contracts or other obligations and do any and all acts or things toward the preservation, protection, improvement or enhancement in value of any stocks, bonds, securities or other obligations held by the Corporation so far as may be permitted by law.

         To purchase and otherwise acquire shares of stock of the Corporation and, to the extent permitted by law, to hold, re-issue, sell, assign, mortgage, pledge or otherwise dispose of or retire shares of its stock so acquired or purchased; and to redeem or purchase for retirement or redemption shares of its own stock.

         To cause to be formed, merged, consolidated, or reorganized and to promote and aid in any way permitted by law the formation, merger, consolidation or reorganization of any corporation.

         To borrow money, to issue bonds, debentures, notes or obligations of the Corporation from time to time and for any of the objects or purposes of the Corporation and to secure the same by mortgage, pledge, deed of trust, or otherwise and to sell or otherwise dispose of any or all of such bonds, debentures, notes or obligations in such manner and upon such terms as the Board of Directors may deem convenient.

         To carry on any business herein provided for, in its own name for its own use and account or as agent or for or with or through or with the aid of or in the name of any other persons, firms, associations or corporations.

         To do and transact all acts, business and things incident to or in any manner connected with or necessary or convenient to carry out any of the purposes or objects above expressed.

         To have one or more offices to conduct its business in any or all of the branches in the State of Maryland and in other states and territories of the United States and in the District of Columbia and in any or all of the dependencies, colonies or possessions of the United States of America and in any foreign countries, and to acquire, hold, own, mortgage, sell convey or otherwise dispose of real and personal property of every class and description and to maintain offices and agencies either within or anywhere without the State of Maryland.

         In general, to do any and all things, exercise any and all powers which it may now or hereafter be lawful for the Corporation to do or exercise under and in pursuance of the laws which may be now or hereafter applicable to the Corporation.

The foregoing clauses shall be construed both as objects and powers but shall not be held or be deemed to limit or restrict in any manner the powers of this Corporation.


                                       IV.

The post office address of the place at which the principal office of the Corporation in this State will be located is HSC Agent Services, Inc., 245 West Chase Street, Baltimore, Maryland 21202. The resident agent of the Corporation is HSC Agent Services, Inc., whose post office address is 245 West Chase St., Baltimore, Maryland 21201. Said Resident Agent is a corporation of the State of Maryland.
                                       V.

         The number of Directors of the Corporation shall be nine, which number may be increased or decreased pursuant to the bylaws of the Corporation and shall never be less than three. The names of the current directors of the Corporation who shall act until their successors are duly elected and qualified are:

                            John D. Barline
                            Jens-Jurgen Bockel
                            Bobbie Gaunt
                            Andreas Guldin
                            Christian W.E. Haub
                            Dan P. Kourkoumelis
                            Edward Lewis
                            Gregory Mays
                            Maureen B. Tart-Bezer

Directors need not be stockholders in the Corporation.

                                       VI.

         The total number of shares of stock which the Corporation shall have authority to issue is one hundred sixty-three million shares, of which three million shares are Preferred Stock without par value, issuable in one or more series as provided this ARTICLE VI, and one hundred sixty million shares are common stock par value one dollar for an aggregate par value of all shares of all classes of one hundred sixty million dollars.

The Board of Directors, upon execution and filing of articles supplementary to the Articles of Incorporation, is authorized to issue Preferred Stock from time to time in one or more series, and to classify or reclassify any unissued shares by fixing or altering in any one or more respects, from time to time, before issuance of such shares, the designations, performances, rights, voting powers, restrictions, and qualifications of, the dividends on, the times and prices of redemption of, and the conversion rights of the shares of any such series including without limitation the stated capital value, dividend rights, dividend rates, conversion rights, voting rights, rights and terms of redemption (including sinking fund provisions), the redemption price or prices, the liquidation rights, and the number of shares constituting any such series, or any or all of them, and to increase or decrease (but not below the number of shares of such series then outstanding) the number of shares of any series subsequent to the issue of shares of such series. In case the number of shares of any series shall be so decreased, the shares constituting such decrease shall resume their original status as authorized and unissued shares of Preferred Stock not classified as shares of any series.

                                      VII.

The Board of Directors of the Corporation is hereby empowered to authorize the issuance from time to time of shares of its stock of any class, whether now or hereafter authorized, or securities convertible into shares of its stock of any class or classes, whether now or hereafter authorized.

No holders of stock of the Corporation, of whatever class, shall have any preemptive right of subscription to any shares of any class of stock or to any securities convertible into shares of stock of the Corporation, nor any right of subscription to any thereof other than such, if any, as the Board of Directors in its discretion may determine and at such price as the Board of Directors in its discretion may fix; and any shares or convertible securities which the Board of Directors may determine to offer for subscription to holders of stock may, as the Board of Directors shall determine, be offered to holders of any class or classes of stock at the time existing to the exclusion of holders of any or all other classes at the time existing.

The Corporation reserves the right from time to time to make any amendment of its charter now or hereafter authorized by law, including any amendment which alters the contract rights, as expressly set forth in its charter, of any outstanding stock.

The duration of the Corporation is to be perpetual.

                                      VIII.

Any officer and any employee may be removed (except from the office of Director) at any time by a vote of a majority of the whole Board of Directors. Any officer and any employee not elected or appointed by the Board of Directors may be removed at any time by any Committee or officer or employee upon whom such power or removal may be conferred by the bylaws or by vote of the Board of Directors. Any Director may be removed from the office at any time by the vote of a majority of all the shares of stock outstanding and entitled to vote at that time for the election of Directors.

The Corporation shall indemnify and advance expenses to any person who is or was a director or officer of the Corporation to the maximum extent now or hereafter permitted by law in connection with any threatened, pending or completed action, suit or proceeding (whether civil, criminal, administrative or investigative) arising out of such person's service as a director or officer of the Corporation or of another organization at the Corporation's request.

The Corporation shall indemnify any person who is or was an employee or agent of the Corporation as and to the extent required by law and may, as authorized at any time by general or specific action of the Board of Directors, further indemnify such individuals to the maximum extent now or hereafter permitted by law, in connection with any threatened, pending or completed action, suit or proceeding (whether civil, criminal, administrative or investigative) arising out of such person's service in such capacity to the Corporation or to another organization at the Corporation's request.

To the maximum extent permitted by Maryland law, as in effect from time to time, no director or officer of the Corporation shall be liable to the Corporation or its stockholders for money damages. Neither the amendment nor repeal of this Article, nor the adoption or amendment of any provision of the charter or bylaws inconsistent with this Article, shall apply to or affect in any respect the applicability of the preceding sentence with respect to any act or failure to act which occurred prior to such amendment, repeal or adoption.

The Corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee, or agent of the Corporation or who is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against any liability asserted against him and incurred by him in or arising out of his position, whether or not the Corporation would have the power to indemnify him hereunder.

No contract or other transaction between the Corporation and any other corporation shall be affected or invalidated by the fact that any one or more of the directors of the Corporation is or are interested in or is or are a director or directors or officer or officers of such other corporation, and no contract or other transaction between the Corporation and any other person or firm shall be affected or invalidated by the fact that any one or more directors of the Corporation is a party to, or are parties to, or interested in, such contract or transaction; provided that, if such contract or other transaction is one which requires action by the Board of Directors of the Corporation, the nature and extent of the interest of such director or directors in such contract or other transaction and/or the fact that such director or directors is or are a director or directors or officer or officers of such other corporation is disclosed at the meeting of the Board of Directors at which such contract or other transaction is authorized and such director or directors abstains or abstain from voting with respect thereto.